UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 7, 2020

Date of report (date of earliest event reported)

Digi International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34033	41-1532464
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9350 Excelsior Blvd., Suite 700
Hopkins, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

(952) 912-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DGII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.         Costs Associated with Exit or Disposal Activities.

On October 7, 2020, the Board of Directors of Digi International Inc. (the “Company”) approved a reorganization of Digi’s IoT Products and Services business segment. The plan aligns the business segment’s organization around product lines. Under the plan, the Company expects to eliminate approximately 20 employment positions during the current fiscal quarter ending December 31, 2020. In connection with the plan, we expect to incur total restructuring charges in the range of $750,000-$850,000 relating to cash severance expenses during the quarter ending December 31, 2020.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2020, in connection with the plan described above, the Company’s Board of Directors approved a re-alignment of certain executive positions to drive focus on particular products within the IoT products and services segment. In connection with those changes, Michael A. Ueland, the Company’s President, IoT Products and Services, became the General Manager, Cellular, effective October 9, 2020, which is not an executive officer position.

This filing contains forward-looking statements that are based on management’s current expectations and assumptions. These statements often can be identified by the use of forward-looking terminology such as “expects” or variations thereon or similar terminology. Among other items, these statements relate to expectations of the business environment in which the Company operates and projections of when certain actions will occur as well as the costs associated with such actions. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, including risks related to the actual timing to complete the restructuring plan and the actual costs and associated impact of the plan. These and other risks, uncertainties and assumptions identified from time to time in our filings with the United States Securities and Exchange Commission, including without limitation, our annual report on Form 10-K for the year ended September 30, 2019 and subsequent quarterly reports on Form 10-Q and other filings, could cause our Company’s future results to differ materially from those expressed in any forward-looking statements made by us or on our behalf. Many such factors are beyond our ability to control or predict. These forward-looking statements speak only as of the date for which they are made. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: October 14, 2020

DIGI INTERNATIONAL INC.

By:	/s/ David H. Sampsell
David H. Sampsell
Vice President of Corporate Development, General Counsel & Corporate Secretary